MARCH 1, 2011, as amended July 1, 2011

Summary Prospectus Calamos International Growth Fund NASDAQ Symbol: CIGRX – Class A CIGBX – Class B CIGCX– Class C

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://fundinvestor.calamos.com/FundLit. You can also get this information at no cost by calling 800.582.6959 or by sending an e-mail request to prospectus@calamos.com. The current prospectus and statement of additional information, both dated March 1, 2011 (and as each may be amended or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

Calamos International Growth Fund’s investment objective is long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 76 of the Fund’s prospectus and “Share Classes and Pricing of Shares” on page 50 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	5.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS B	CLASS C
Management Fees (subject to performance adjustment)	1.17%	1.17%	1.17%

Distribution and/or Service Fees (12b-1)	0.25%	1.00%	1.00%

Other Expenses	0.25%	0.25%	0.25%

Total Annual Operating Expenses	1.67%	2.42%	2.42%

Expense Reimbursement[1]	(0.27)%	(0.27)%	(0.27)%

Total Annual Operating Expenses After Reimbursement[2]	1.40%	2.15%	2.15%

1	The Fund’s investment adviser has contractually agreed to reimburse Fund expenses through June 30, 2013 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B and Class C are limited to 1.40%, 2.15% and 2.15% of average net assets, respectively.

2	The expenses in the table have been restated to reflect current fees. Actual expenses may vary.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same (except for the ten-year amounts for Class B shares, which reflect the conversion of Class B shares to Class A shares in years nine and ten). Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

	REDEMPTION			NO REDEMPTION
	A	B	C	A	B	C
1 Year	611	718	318	611	218	218

3 Years	926	1,001	701	926	701	701

5 Years	1,290	1,440	1,240	1,290	1,240	1,240

10 Years	2,312	2,527	2,714	2,312	2,527	2,714

IGPRO 03/11
rev 07/1/11

Calamos International Growth Fund

Calamos International Growth Fund

Calamos International Growth Fund